Exhibit 10.28

SIXTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Loan and Security Agreement is entered into as of May 15, 2014 (the “Amendment”), by and between AVIDBANK CORPORATE FINANCE, a division of AVIDBANK (“Bank”), and USA TECHNOLOGIES, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 21, 2012 and that certain First Amendment to Loan and Security Agreement dated as of January 1, 2013, that certain Second Amendment to Loan & Security Agreement dated as of April 2, 2013, that certain Third Amendment to Loan and Security Agreement dated as of April 11, 2013, that certain Fourth Amendment to Loan and Security Agreement dated as of April 29, 2013 and that certain Fifth Amendment to Loan and Security Agreement dated as of September 26, 2013 (collectively, the “Agreement”).  Borrower desires to enter into one or more equipment financing arrangements in the aggregate principal amount of up to $8,000,000, whereby Borrower shall sell certain point of sale equipment (the “Equipment”) and subsequently leaseback such equipment (collectively, the “Sale/Leaseback Transactions”).  Bank has agreed to consent to the Sale/Leaseback Transactions and amend the Agreement, in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.           Notwithstanding the prohibition set forth in Section 7.1 of the Loan Agreement, Bank hereby consents to the sale and disposition of the Equipment in connection with the Sale/Leaseback Transactions; provided that Borrower provides Bank with the following, in form and substance satisfactory to Bank, in connection with the closing of each Sale/Leaseback Transaction: (i) evidence of Borrower’s receipt of in up-front cash proceeds from the disposition of such Equipment (with a cumulative amount for all Sale/Leaseback Transactions of up to $8,000,000), (ii) promptly (and in any event within two Business Days of entering into such documents), fully executed copies of the definitive documents entered into in connection with the Sale/Leaseback Transactions; and (iii) the drafts of any UCC financing statement that the buyer and lessor of the Equipment contemplates filing prior to such filing taking place (the “UCC-1”).

2.            Borrower’s Indebtedness obligations under the lease agreements being entered into with the purchaser of the Equipment (the “Lessor”) as part of the Sale/Leaseback Transactions, on the terms previously disclosed to Bank, are hereby deemed “Permitted Indebtedness” under the Agreement; and any Lien filed against the Equipment by the Lessor as set forth in the UCC-1 constitutes a “Permitted Lien” under the Agreement.

3.           Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.  Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

4.           Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

5.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.  Notwithstanding the foregoing, Borrower shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

6.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

   (a)           this Amendment, duly executed by Borrower;

   (b)           final drafts of the definitive documents to be entered into in connection with the Sale/Leaseback Transaction; and

   (c)           an amendment fee equal to $1,000.

7.           Borrower shall promptly pay all Bank Expenses incurred by Bank in connection with the preparation, negotiation, and execution of this Amendment.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

USA TECHNOLOGIES, INC.

By:	/s/ David M. DeMedio

Title:	Chief Financial Officer

AVIDBANK CORPORATE FINANCE,
a division of AVIDBANK

By:	/s/ Jeffrey Javier

Title:	Senior Vice President